UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 12, 2016

GFI Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Water Street, New York, NY 10041

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 968-4100

(Former name or former address, if changed since last report): N/A

(Explanatory Note: Since June 1, 2015, the registrant has been a voluntary filer not subject to the filing requirements of Section 13 or 15(d) of the Exchange Act of 1934. As a voluntary filer, the registrant filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant would have been required to file such reports) as if it were subject to such filing requirements.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 12, 2016, GFI Group Inc. (“GFI”) entered into a second supplemental indenture, dated as of January 12, 2016 (the “Second Supplemental Indenture”), among GFI, BGC Partners, Inc. (“BGC”) and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), supplementing the indenture, dated as of July 19, 2011, as supplemented by the First Supplemental Indenture thereto, dated as of November 4, 2015 (the “Indenture”), among GFI, BGC and the Trustee, which governs the 8.375% Senior Notes due 2018 (the “Notes”), issued by GFI and fully and unconditionally guaranteed by BGC.

The Second Supplemental Indenture modifies the reporting covenant in the Indenture to provide that, for so long as BGC (or another publicly reporting company controlling GFI) guarantees the Notes, the reports that BGC (or such other publicly reporting company controlling GFI) files with the Securities and Exchange Commission (the “SEC”) will be furnished to the Trustee in lieu of any GFI SEC reports.

The amendments contained in the Second Supplemental Indenture became operative on January 15, 2016, upon GFI’s payment of the consent fee described therein. The final amount of the consent fee was approximately $8.00 per $1,000 principal amount. As a result, effective January 15, 2016, GFI will cease filing annual, quarterly and other reports with the SEC.

The Second Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the terms and conditions of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by the full text of the Second Supplemental Indenture.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
4.1	Second Supplemental Indenture, dated as of January 12, 2016, among GFI Group Inc., as Issuer, BGC Partners, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: January 15, 2016	By:	/s/ James A. Peers
		Name:	James A. Peers
		Title:	Chief Financial Officer

[Signature Page to Form 8-K regarding the Second Supplemental Indenture for the GFI Group Inc. 8.375% Notes]

Exhibit List

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of January 12, 2016, among GFI Group Inc., as Issuer, BGC Partners, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.